EX-10.47

                           FIRST AMENDMENT TO GUARANTY

        THIS FIRST AMENDMENT TO GUARANTY dated as of May __, 2007 (the "AMENDMENT"), is entered into by and between Maritime Logistics US Holdings Inc., a Delaware corporation ("MLI"), Summit Logistics International Inc, a New Jersey corporation ("SUMMIT"), SeaMaster Logistics Inc., a Delaware corporation ("SEAMASTER"), AmeRussia Shipping Company Inc., a Delaware corporation ("AMERUSSIA SHIPPING"), FMI International LLC, a Delaware limited liability company ("FMI INTERNATIONAL"), Fashion Marketing, Inc., a New Jersey corporation ("FM"), FMI International Corp. (West), a New Jersey corporation ("FMIW"), FMI International Corp., a New Jersey corporation ("FMII"), Freight Management LLC, a Delaware limited liability company ("FMLLC"), FMI Trucking, Inc., a New Jersey corporation ("TRUCKING"), FMI Express Corp., a New Jersey corporation ("EXPRESS"), Clare Freight, Los Angeles, Inc., a California corporation ("CLARE"), TUG New York, Inc., a New York corporation ("TUG NY"), TUG USA, Inc., a New Jersey corporation, formerly known as Dolphin US Logistics Inc ("TUG USA"), AMR Investments Inc, a New Jersey corporation ("AMRI"), FMI Holdco I, LLC, a Delaware limited liability company ("FMI HOLDCO"; together with MLI, Summit, SeaMaster, AmeRussia Shipping, FM, FMI International, FMIW, FMII, FMLLC, Trucking, Express, Clare, TUG NY, TUG USA, AMRI and FMI Holdco, each individually, a "GUARANTOR" and collectively, "GUARANTORS"), and Law Debenture Trust Company of New York, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as collateral agent for and on behalf of the Holders (as defined below) (in such capacity, the "COLLATERAL AGENT"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Guaranty (hereinafter defined).

        WHEREAS, Guarantors executed that certain Guaranty dated as of November 8, 2006 (as amended to date, and as may be further amended, restated, modified and/or supplemented from time to time, the "GUARANTY") in favor of Collateral Agent, for the benefit of the Buyers;

        WHEREAS, Guarantors have requested that Buyers (hereinafter defined) and Collateral Agent amend the Guaranty in certain respects as provided herein;

        WHEREAS, the consent of the holders (each individually, a "HOLDER" and collectively, the "HOLDERS") of at least a majority of the aggregate principal amount of the Notes (hereinafter defined) now outstanding (the "REQUIRED HOLDERS") is required to amend the Guaranty as provided herein;

        WHEREAS, the consent and agreement of the Required Holders to amend the Guaranty as provided for herein is evidenced by the signatures of the Holders appearing on the signature pages to the Second Amendment (hereinafter defined).

        NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    AMENDMENTS.  The parties hereto agree as follows:
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        (a) AEROBIC CREATIONS, INC. All references to "Aerobic Creations,  Inc."
set forth in the Guaranty shall mean "Summit Global Logistics, Inc."

        (b) NOTEHOLDERS. Each reference to "NOTEHOLDERS" set forth in the Guaranty shall mean the holders, from time to time, of the Notes.

        (c) BUYERS. Each reference to "BUYERS" set forth in the Guaranty shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Buyers" referenced on the Schedule of Buyers attached to the Securities Purchase Agreement prior to the date hereof and (ii) in respect of the period from and after the date hereof, the "Buyers" referenced on the Schedule of Buyers attached to the Securities Purchase Agreement, after giving effect to (A) the Second Amendment to Securities Purchase Agreement (Notes and Warrants) and First Amendment to Joinder Agreement dated as of even date hereof ("SECOND AMENDMENT") and (B) any other subsequent amendments to the Schedule of Buyers, as applicable.

        (d) NOTES. Each reference to "NOTES" set forth in the Guaranty shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Notes", as defined in the Guaranty prior to giving effect to this Amendment and (ii) in respect of the period from and after the date hereof, the "Notes", as defined in the Guaranty prior to giving effect to this Amendment, as such Notes are amended and restated in accordance with the Second Amendment plus New Notes (as defined in the Second Amendment), as the foregoing may be amended, restated, supplemented and/or modified from time to time.

        SECTION 2.    MISCELLANEOUS.
                      -------------

        (a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Guaranty or any right, power or remedy thereunder, nor constitute a waiver of any provision of the Guaranty or any other document, instrument and/or agreement executed or delivered in connection therewith.

        (b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein and in the Guaranty in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

        (c) This Amendment and the Guaranty may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Guaranty and/or the Notes. This Amendment shall be considered part of the Guaranty.



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

        (d) This Amendment and the Guaranty constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, shall not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto and supersede all other prior agreements and understandings, if any, relating to the subject matter hereof. There are no unwritten oral agreements between the parties with respect to the subject matter hereof or thereof.

        (e) The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the choice of law provisions set forth in the Guaranty.

        (f) The Guarantors hereby irrevocably and unconditionally acknowledge, affirm and covenant to each of the Collateral Agent and the Buyers that:

               (i) There are no understandings or agreements relating to the Guaranteed Obligations other than the Transaction Documents.

               (ii) Neither the Buyers, nor the Collateral Agent are in default under any of the Transaction Documents or otherwise have breached any obligations to Guarantors.

               (iii) There are no offsets, counterclaims or defenses to the Guaranteed Obligations or to the rights, remedies or powers of the Collateral Agent or any Buyer in respect of any of the Guaranteed Obligations or any of the Transaction Documents, and the Guarantors agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Collateral Agent or any of the Buyers with respect thereto.

               (iv) Each Guarantor consents to this Amendment and the transactions contemplated hereby and confirms and reaffirms the Transaction Documents (as amended hereby), the guarantees, security interests and other agreements related thereto and the Guaranteed Obligations thereunder.

               (v) As of May __, 2007, the aggregate outstanding principal amount of the Notes is equal to $84,400,833.33, the accrued and unpaid interest on the Notes is equal to $899,337.40, and the amount of accrued and unpaid Late Charges is equal to $0.

                      REMAINDER OF PAGE INTENTIONALLY BLANK



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                                  SIGNATURE PAGE TO FIRST AMENDMENT TO GUARANTY

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.



GUARANTORS:

                                   MARITIME LOGISTICS US HOLDINGS
                                   INC.

                                   By:__________________________________________
                                      Name:
                                      Title:


                                   SUMMIT LOGISTICS INTERNATIONAL INC

                                   By:__________________________________________
                                      Name:
                                      Title:


                                   SEAMASTER LOGISTICS INC.

                                   By:__________________________________________
                                      Name:
                                      Title:




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


                                   SIGNATURE PAGE TO FIRST AMENDMENT TO GUARANTY

                                           AMERUSSIA SHIPPING COMPANY INC.

                                           By:__________________________________
                                              Name:
                                              Title:


                                           FMI INTERNATIONAL LLC

                                           By:__________________________________
                                              Name:
                                              Title:


                                           FASHION MARKETING, INC.

                                           By:__________________________________
                                              Name:
                                              Title:


                                           FMI INTERNATIONAL CORP. (WEST)

                                           By:__________________________________
                                              Name:
                                              Title


                                           FMI INTERNATIONAL CORP.

                                           By:__________________________________
                                              Name:
                                              Title:




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


                                   SIGNATURE PAGE TO FIRST AMENDMENT TO GUARANTY

                                           FREIGHT MANAGEMENT LLC

                                           By:__________________________________
                                              Name:
                                              Title:


                                           FMI TRUCKING, INC.

                                           By:__________________________________
                                              Name:
                                              Title:


                                           FMI EXPRESS CORP.

                                           By:__________________________________
                                              Name:
                                              Title:


                                           CLARE FREIGHT, LOS ANGELES, INC.

                                           By:__________________________________
                                              Name:
                                              Title:


                                           TUG NEW YORK, INC.

                                           By:__________________________________
                                              Name:
                                              Title:




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                                   SIGNATURE PAGE TO FIRST AMENDMENT TO GUARANTY

                                        TUG USA, INC. (formerly known as
                                        Dolphin US Logistics Inc)

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        AMR INVESTMENTS INC

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        FMI HOLDCO I, LLC

                                        By:_____________________________________
                                           Name:
                                           Title:




COLLATERAL AGENT:
                                        LAW DEBENTURE TRUST COMPANY
                                        OF NEW YORK, as Collateral Agent for the
                                        Holders

                                        By:  ___________________________________
                                             Name:
                                             Title:  ___________________________










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                                  SIGNATURE PAGE TO FIRST AMENDMENT TO GUARANTY






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